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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 20, 2001
Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES
(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (847) 937-6100

Item 5.  Other Events

    Attached as Exhibit 99.1 and incorporated herein by this reference is a press release by Abbott Laboratories announcing an adjustment in litigation reserves.

Item 7.  Financial Statements and Exhibits

    (c) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated April 20, 2001

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ABBOTT LABORATORIES
By:	/s/ THOMAS C. FREYMAN Thomas C. Freyman Senior Vice President, Finance and Chief Financial Officer

Date: April 20, 2001

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Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE